John Hancock
U.S. Growth Fund
Quarterly portfolio holdings 12/31/2021

Fund’s investments
As of 12-31-21 (unaudited)
	Shares	Value
Common stocks 99.9%		$1,440,252,485
(Cost $828,708,590)
Communication services 12.5%		180,275,481
Interactive media and services 12.5%
Alphabet, Inc., Class A (A)	39,744	115,139,958
Meta Platforms, Inc., Class A (A)	193,654	65,135,523
Consumer discretionary 12.4%		178,725,802
Household durables 1.1%
Lennar Corp., A Shares	136,968	15,910,203
Internet and direct marketing retail 8.2%
Amazon.com, Inc. (A)	30,583	101,974,120
Etsy, Inc. (A)	73,407	16,071,729
Specialty retail 3.1%
Lowe’s Companies, Inc.	112,133	28,984,138
Ulta Beauty, Inc. (A)	38,283	15,785,612
Financials 12.9%		186,005,293
Capital markets 9.3%
Ares Management Corp., Class A	277,669	22,566,160
Coinbase Global, Inc., Class A (A)	58,192	14,685,915
LPL Financial Holdings, Inc.	122,947	19,682,585
Morgan Stanley	143,812	14,116,586
MSCI, Inc.	27,255	16,698,866
S&P Global, Inc.	53,144	25,080,248
The Blackstone Group, Inc.	160,715	20,794,914
Consumer finance 1.4%
American Express Company	125,817	20,583,661
Insurance 2.2%
Aon PLC, Class A	57,393	17,250,040
Arthur J. Gallagher & Company	85,733	14,546,318
Health care 12.4%		178,915,020
Health care providers and services 2.9%
Anthem, Inc.	44,208	20,492,176
UnitedHealth Group, Inc.	43,508	21,847,107
Health care technology 1.0%
Omnicell, Inc. (A)	78,622	14,186,554
Life sciences tools and services 3.5%
Danaher Corp.	51,848	17,058,510
Medpace Holdings, Inc. (A)	65,485	14,252,155
Syneos Health, Inc. (A)	180,035	18,485,994
Pharmaceuticals 5.0%
Eli Lilly & Company	120,439	33,267,661
Pfizer, Inc.	301,013	17,774,818
Zoetis, Inc.	88,309	21,550,045
Industrials 3.4%		49,368,300
Building products 1.3%
Johnson Controls International PLC	233,038	18,948,320
Professional services 2.1%
Equifax, Inc.	53,934	15,791,336
IHS Markit, Ltd.	110,056	14,628,644
2	JOHN HANCOCK U.S. GROWTH FUND | QUARTERLY REPORT	SEE NOTES TO FUND’S INVESTMENTS

	Shares	Value
Information technology 43.9%		$632,004,932
Electronic equipment, instruments and components 1.3%
CDW Corp.	93,389	19,124,199
IT services 3.9%
Accenture PLC, Class A	84,974	35,225,972
Gartner, Inc. (A)	63,765	21,317,915
Semiconductors and semiconductor equipment 7.2%
Advanced Micro Devices, Inc. (A)	176,491	25,397,055
Analog Devices, Inc.	94,554	16,619,757
KLA Corp.	50,739	21,823,351
Marvell Technology, Inc.	209,702	18,346,828
Synaptics, Inc. (A)	73,952	21,409,844
Software 19.6%
Adobe, Inc. (A)	58,954	33,430,455
Intuit, Inc.	37,300	23,992,106
Microsoft Corp.	541,035	181,960,889
Palo Alto Networks, Inc. (A)	37,840	21,067,798
salesforce.com, Inc. (A)	82,889	21,064,582
Technology hardware, storage and peripherals 11.9%
Apple, Inc.	964,263	171,224,181
Real estate 2.4%		34,957,657
Equity real estate investment trusts 1.1%
Life Storage, Inc.	108,604	16,635,961
Real estate management and development 1.3%
CBRE Group, Inc., Class A (A)	168,848	18,321,696

	Yield (%)	Shares	Value
Short-term investments 0.1%			$1,076,947
(Cost $1,076,947)
Short-term funds 0.1%			1,076,947
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.0250(B)	1,076,947	1,076,947

Total investments (Cost $829,785,537) 100.0%	$1,441,329,432
Other assets and liabilities, net 0.0%	126,577
Total net assets 100.0%	$1,441,456,009

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-21.
SEE NOTES TO FUND’S INVESTMENTS	QUARTERLY REPORT | JOHN HANCOCK U.S. GROWTH FUND	3

Notes to Fund’s investments (unaudited)
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
As of December 31, 2021, all investments are categorized as Level 1 under the hierarchy described above.
Investment in affiliated underlying funds. The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust	—	—	$16,660,457	$(16,663,758)	$3,301	—	—	—	—
For additional information on the fund’s significant accounting policies and risks, please refer to the fund’s most recent semiannual or annual shareholder report and prospectus.
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